UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2010
LODGIAN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
As has been previously disclosed, Lodgian, Inc. (the “Company”) is a party to mortgage indebtedness which was originated in June 2004 by Merrill Lynch and securitized in the collateralized mortgage-backed securities market. This indebtedness is referred to by the Company as the Merrill Lynch Fixed Rate Pool #3 (“Pool 3”). Pool 3, with a balance of $45.5 million as of December 31, 2009, matured on October 1, 2009 following two short-term extensions. The extensions were intended to provide time for the Company to reach an agreement with the special servicer to modify Pool 3 because the Company believed that the anticipated cash flow from the hotels securing Pool 3 would not be sufficient to meet the related debt service obligations in the near-term. A modification agreement could not been reached and, as has been previously disclosed, Pool 3 is in default. Pool 3 is secured by the following six properties (the “Pool 3 Properties”):
1.	Courtyard by Marriott — Abilene, Texas

2.	Courtyard by Marriott — Bentonville, Arkansas

3.	Courtyard by Marriott — Florence, Kentucky

4.	Holiday Inn Inner Harbor — Baltimore, Maryland

5.	Crowne Plaza — Houston, Texas

6.	Farfield Inn by Marriott — Merrimack, New Hampshire
On February 10, 2010, the United States District Court for the Southern District of Texas approved the transfer of the Pool 3 Properties to a court-appointed receiver. Under the court order, the receiver, Michael George of Crescent Hotels & Resorts, will take exclusive possession of the Pool 3 Properties and will hold, operate, manage and maintain the Pool 3 Properties on behalf of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MKB2, Commercial Mortgage Pass-through Certificates, Series 2005-MKB2 (the “Lender”). The receivership was approved pursuant to a petition filed by the Lender for the appointment of a receiver after the Company did not cure its previously disclosed default.
The indebtedness is non-recourse, except in certain limited circumstances, which the Company believes are remote, and is not cross-collateralized with any other mortgage debt.
Item 8.01. Other Events
On February 16, 2010, the Company distributed to employees the communication attached hereto as Exhibit 99.2, which is incorporated herein by reference.
Additional Information and Where to Find it
In connection with the proposed Merger and required shareholder approval, Lodgian will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LODGIAN AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Lodgian with the SEC may be obtained free of charge by contacting Lodgian, Inc., Attn: Investor Relations, 3445 Peachtree Road NE, Suite 700, Atlanta, Georgia 30326, Telephone: 404-364-9400. Our filings with the SEC are also available on our website at www.lodgian.com.
Participants in the Solicitation
Lodgian and its officers and directors may be deemed to be participants in the solicitation of proxies from Lodgian’s shareholders with respect to the Merger. Information about Lodgian’s officers and directors and their ownership of Lodgian’s common shares is set forth in the proxy statement for Lodgian’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Lodgian and its respective officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated Merger with Purchaser, Lodgian’s expectations regarding returning certain hotels to lenders, anticipated cost reductions, optional maturity extensions, property dispositions, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Lodgian and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Lodgian’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the Merger, approval of the Merger Agreement by the stockholders of Lodgian, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, the effects of regional, national and international economic conditions, our ability to refinance or extend maturing mortgage indebtedness, competitive conditions in the lodging industry and increases in room supply, requirements of franchise agreements (including the right of franchisors to immediately terminate their respective agreements if we breach certain provisions), our ability to complete planned hotel dispositions, the ability to realize anticipated cost reductions, the effects of unpredictable weather events such as hurricanes, the financial condition of the airline industry and its impact on air travel, the effect of self-insured claims in excess of our reserves and our ability to obtain adequate insurance at reasonable rates, and other factors discussed under Item 1A (Risk Factors) in Lodgian’s Form 10-K for the year ended December 31, 2008, and as updated in its Forms 10-Q for the quarters ended March 31 and June 30, 2009. Lodgian assumes no duty to update these statements.
Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Lodgian or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Lodgian undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1.
(d) Exhibits
Exhibit 99.1 Selected Financial Information.
Exhibit 99.2 Memorandum to Employees from Daniel E. Ellis

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGIAN, INC.

Dated: February 16, 2010	By:	/s/ James A. MacLennan
JAMES A. MACLENNAN
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Selected Financial Information.

99.2	Memorandum to Employees from Daniel E. Ellis